UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2012

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation)	001-12675 (Kilroy Realty Corporation)	95-4598246 (Kilroy Realty Corporation)
Delaware (Kilroy Realty, L.P.)	000-54005 (Kilroy Realty, L.P.)	95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On August 6, 2012, Kilroy Realty Corporation (the “Company,” “we,” “us” or “our”) issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this report. On August 7, 2012, the Company issued a another press release. A copy of the press release is furnished as Exhibit 99.2 to this report.

The information included on this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. This Item 7.01 in this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01	OTHER EVENTS

Supplement to Description of Capital Stock

The information included on this Current Report on Form 8-K under this Item 8.01 (including Exhibit 99.3 hereto) provides a summary of some of the terms and provisions of the Company’s 6.375% Series H Cumulative Redeemable Preferred Stock, $25.00 per share liquidation preference, 4,000,000 shares of which the Company expects to issue on or about August 15, 2012. This summary supplements each section entitled “Description of Capital Stock” or any similarly titled sections, contained or incorporated by reference, if applicable, in each registration statement filed by the Company or the Company and its operating partnership, Kilroy Realty, L.P., under the Securities Act of 1933, as amended, to the extent this summary is incorporated, or deemed incorporated, by reference in such registration statement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1 Press Release dated August 6, 2012 issued by Kilroy Realty Corporation

99.2 Press Release dated August 7, 2012 issued by Kilroy Realty Corporation

99.3 Supplement to Description of Capital Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: August 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: August 7, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 6, 2012 issued by Kilroy Realty Corporation

99.2	Press Release dated August 7, 2012 issued by Kilroy Realty Corporation

99.3	Supplement to Description of Capital Stock

4